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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-91957, 333-46976, and 333-96813) and in the
Registration Statement on Form S-8 (No. 333-93435) of NexMed, Inc. of our report dated February 25, 2002, except as to Note 15 which is as of March 21, 2003, relating to the financial statements, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


New York, New York
March 31, 2003